                         UNITED STATES BANKRUPTCY COURT

             DISTRICT OF NEW JERSEY, DISTRICT OF DELAWARE, EASTERN,
                  MIDDLE AND WESTERN DISTRICTS OF PENNSYLVANIA

IN RE Inacom Corp.                                    CASE NO. 00-02426 PJW thru
             Debtor                                            00-02452 PJW

                                             REPORTING PERIOD:   April-03

                            MONTHLY OPERATING REPORT

            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                       WITHIN 20 DAYS AFTER END OF MONTH.

                                                                            Document            Explanation
REQUIRED DOCUMENTS                                           Form No.       Attached             Attached
------------------                                           --------       ---------           -----------
Schedule of Cash Receipts and Disbursements                MOR-1               X
   Bank Reconciliation (or copies of debtor's              MOR-1 (CON'T)       X
      bank reconciliations)
   Copies of bank statements                                                   X                  EXHIBIT A
   Cash disbursements journals                                                 X                  EXHIBIT B
Statement of Operations                                    MOR-2               X
Balance Sheet                                              MOR-3               X
Status of Postpetition Taxes                               MOR-4               X
   Copies of IRS Form 6123 or payment receipt                                  X                  EXHIBIT C
   Copies of tax returns filed during reporting period                                            EXHIBIT D
Summary Of Unpaid Postpetition Debts                       MOR-4               X
   Listing of aged accounts payable                                                          (n/a-all JE accruals)
Accounts Receivable Reconciliation and Aging               MOR-5               X
Debtor Questionnaire                                       MOR-5               X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Elaine Agee                                            5/28/03
-------------------------------------         ----------------------------------
Signature of Debtor                           Date


-------------------------------------         ----------------------------------
Signature of Joint Debtor                     Date


-------------------------------------         ----------------------------------
Signature of Authorized Individual*           Date


           Elaine Agee                                VP of Operations
-------------------------------------         ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                         (9/99)

In re: Inacom Corp.                                  Case No.  00-02426 PJW thru
         Debtor                                                  00-02452 PJW
                                                               -----------------

                                            Reporting Period:       April-03
                                                               -----------------

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [SEE MOR-1 (CON'T)]

                                                    BANK ACCOUNTS                     CURRENT MONTH      CUMULATIVE FILING TO DATE
                                   ------------------------------------------   -----------------------  -------------------------
                                     OPER.    PAYROLL      TAX       OTHER        ACTUAL     PROJECTED     ACTUAL       PROJECTED
                                   ---------  ---------  --------  ----------   ----------  -----------  -----------    ----------
CASH END OF MONTH (03/31/03)         978,563   116,142         0   66,973,437   68,068,143   68,068,143
                                     -------   -------         -   ----------   ----------   ----------
RECEIPTS
   CASH SALES                                                                            0            0
   ACCOUNTS RECEIVABLE               372,089                                       372,089      372,089   126,193,346   126,193,346
   LOANS AND ADVANCES                                                                    0            0             0
   SALE OF ASSETS                                                                        0            0    50,320,182    50,320,182
   OTHER (ATTACH LIST)             2,031,370                           55,193    2,086,563    2,086,563    10,065,157    10,065,157
   TRANSFERS (FROM DIP ACCTS)         40,000   100,000               (140,000)           0            0    12,438,416    12,438,416
   SETTLEMENT OF PREFERENCE ITEMS    142,905                                       142,905      142,905    27,454,315    27,454,315
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------
   TOTAL RECEIPTS                  2,586,364   100,000         0      (84,807)   2,601,557    2,601,557   226,471,417   226,471,417
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------
DISBURSEMENTS
   NET PAYROLL                                  34,116                              34,116      34,116      7,118,237     7,118,237
   PAYROLL TAXES                                24,366                              24,366      24,366      4,301,149     4,301,149
   SALES, USE AND OTHER TAXES                                                            0           0      2,131,220     2,131,220
   INVENTORY PURCHASES                                                                   0           0      8,718,300     8,718,300
   SECURED/RENTAL/LEASES              56,886                                        56,886      56,886      6,689,019     6,689,019
   INSURANCE                                                                             0           0      8,497,790     8,497,790
   ADMINISTRATIVE                    317,125       654                             317,779     317,779      3,751,735     3,751,735
   SELLING                                                                               0           0              0
   OTHER (PRE-PETITION PAYROLL)                                                          0           0     10,197,483    10,197,483
   EMPLOYEE EXPENSES                  30,422                                        30,422      30,422      2,257,635     2,257,635
   OWNER DRAW*                                                                           0           0              0
   TRANSFERS (TO DIP ACCTS)                                                              0           0     78,802,068    78,802,068

   PROFESSIONAL FEES                 326,595                                       326,595     326,595     30,495,937    30,495,937
   U.S. TRUSTEE QUARTERLY FEES        12,000                                        12,000      12,000        167,366       167,366
   COURT COSTS or SETTLEMENTS                                                            0           0      2,402,263     2,402,263
   PRE-PETITION TAXES                                                                    0           0      2,593,458     2,593,458
   OTHER PRE-PETITION CLAIMS       1,470,905                                     1,470,905   1,470,905     10,900,096    10,900,096
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------
   TOTAL DISBURSEMENTS             2,213,933    59,136         0            0    2,273,069   2,273,069    179,023,756   179,023,756
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------
   NET CASH FLOW (RECEIPTS LESS
   DISBURSEMENTS)                    372,431    40,864         0      (84,807)     328,488     328,488     47,447,661    47,447,661
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------
   CASH END OF MONTH (04/30/03)    1,350,994   157,006         0   66,888,630   68,396,631  68,396,631
                                   ---------   -------         -      --------   ---------    ---------   -----------   -----------

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                           0         0         0            0

                                              THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
--------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                      $2,273,069
LESS TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                          $       --
PLUS ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)                                            $       --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                          $2,273,069

IN RE   Inacom Corp.                         CASE NO.  00-02426 PJW thru
       -------------                                      00-02452 PJW
          Debtor                                      -------------------

                                    REPORTING PERIOD:       April-03
                                                      -------------------

                              BANK RECONCILIATIONS

                          CONTINUATION SHEET FOR MOR-1


       A BANK RECONCILIATION MUST BE INCLUDED FOR EACH BANK ACCOUNT. THE
         DEBTOR'S BANK RECONCILIATION MAY BE SUBSTITUTED FOR THIS PAGE.




                            OPERATING                        PAYROLL                TAX          OTHER
                    #                                #                  #        #              #
                    Wells 25806 (Main)      8,311    First Union 7599   157,006                 Deutsche Collateral       41,444,573
                    ----------------------------------------------------------------------------------------------------------------
                    First Union 7586    1,078,304                                               Deutsche Reconciliation
                    ----------------------------------------------------------------------------------------------------------------
                    First Union 0064      264,379                                               Deutsche TMP Account       8,915,887
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                Wells 6734 (1)                30,635
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                First Union - Commercial  16,497,537
                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                                                                                  EXHIBIT D
                    ----------------------------------------------------------------------------------------------------------------

BALANCE PER BOOKS                       1,350,994                       157,006                                           66,888,630
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                            1,350,994                       157,006                                           66,888,630
                    ----------------------------------------------------------------------------------------------------------------

(+)DEPOSITS IN TRANSIT (ATTACHED LIST)          -                             -                                                    -

                                       ---------------------------------------------------------------------------------------------
(-)OUTSTANDING CHECKS (ATTACH LIST)             -                                                                                  -
                                       ---------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------
            OTHER
                    ----------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE*                  1,350,994                       157,006            -                              66,888,630
------------------------------------------------------------------------------------------------------------------------------------

* Adjusted bank balance must equal
  balance per books
                                     -----------------------------------------------------------------------------------------------

OTHER (NOTE)
(1) Funds in this account belong to Inacom Foundation and not to Inacom Corp. or its subsidiaries.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                              FORM MOR-1 (CON'T)
                                                                     (9/99)

IN RE  Inacom Corp.                                   CASE NO. 00-02426 PJW thru
       ------------                                            00-02452 PJW
          Debtor                                               -----------------

                                             REPORTING PERIOD:     April-03
                                                               -----------------

                            STATEMENT OF OPERATIONS
                               (INCOME STATEMENT)

 THE STATEMENT OF OPERATIONS IS TO BE PREPARED ON AN ACCRUAL BASIS. THE ACCRUAL
  BASIS OF ACCOUNTING RECOGNIZES REVENUE WHEN IT IS REALIZED AND EXPENSES WHEN
    THEY ARE INCURRED, REGARDLESS OF WHEN CASH IS ACTUALLY RECEIVED OR PAID.

--------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE
REVENUES                                                                     MONTH        FILING TO DATE
--------------------------------------------------------------------------------------------------------
Gross Revenues                                                                              (34,750,640)
                                                                           -----------------------------
Less: Returns & Allowances
                                                                           -----------------------------
Net Revenue                                                                      --         (34,750,640)
                                                                           -----------------------------

--------------------------------------------------------------------------------------------------------
COSTS OF GOODS SOLDS
--------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                                --
                                                                           -----------------------------
Add: Purchases                                                                                     --
                                                                           -----------------------------
Add: Cost of Labor                                                               --                --
                                                                           -----------------------------
Add: Other Costs (attach schedule)                                                                 --
                                                                           -----------------------------
Less: Ending Inventory                                                                             --
                                                                           -----------------------------
Cost of Goods Sold                                                               --             (22,635)
                                                                           -----------------------------
Gross Profit                                                                     --         (34,728,005)
                                                                           -----------------------------

--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
Advertising                                                                                        --
                                                                           -----------------------------
Auto and Truck Expense                                                                             --
                                                                           -----------------------------
Bad Debts                                                                   1,434,768         5,335,605
                                                                           -----------------------------
Contributions                                                                                      --
                                                                           -----------------------------
Employee Benefits Programs                                                                         --
                                                                           -----------------------------
Insider Compensation*                                                                              --
                                                                           -----------------------------
Insurance                                                                                     1,233,284
                                                                           -----------------------------
Management Fees/Bonuses                                                                            --
                                                                           -----------------------------
Office Expense                                                                     81           516,524
                                                                           -----------------------------
Pension & Profit-Sharing Plans                                                                     --
                                                                           -----------------------------
Repairs and Maintenance                                                                           5,544
                                                                           -----------------------------
Rent and Lease Expense                                                         56,886         6,576,531
                                                                           -----------------------------
Salaries/Commissions/Fees                                                      54,515        10,070,046
                                                                           -----------------------------
Supplies                                                                                        169,221
                                                                           -----------------------------
Taxes - Payroll (Employer portion only)                                         3,967           558,985
                                                                           -----------------------------
Taxes - Real Estate                                                                                --
                                                                           -----------------------------
Taxes - Other                                                                                    48,163
                                                                           -----------------------------
Travel and Entertainment                                                       30,422           961,760
                                                                           -----------------------------
Utilities                                                                                     3,686,393
                                                                           -----------------------------
Other (principally contract/temp help and shipping)                           317,699         2,219,487
                                                                           -----------------------------
Total Operating Expenses Before Depreciation                                1,898,338        31,381,542
                                                                           -----------------------------
Depreciation/Depletion/Amortization                                              --             991,037
                                                                           -----------------------------
Net Profit(Loss) Before Other Income & Expenses                            (1,898,338)      (67,100,584)
                                                                           -----------------------------

--------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------
Other Income                                                                2,030,618        13,985,320
                                                                           -----------------------------
Interest Expense                                                                                   --
                                                                           -----------------------------
Other Expense (attach schedule)                                                             (25,892,764)
                                                                           -----------------------------
Net Profit(Loss) Before Reorganization Items                                  132,280       (79,008,028)
                                                                           -----------------------------

--------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------
Professional Fees                                                            (326,595)      (32,065,681)
                                                                           -----------------------------
Recovery of Preference Items                                                  142,905        15,878,979
                                                                           -----------------------------
U.S. Trustee Quarterly Fees                                                                    (156,965)
                                                                           -----------------------------
Interest Earned on Accumulated Cash from Ch. 11 (see continuation sheet)       55,945         2,679,254
                                                                           -----------------------------
Gain (Loss) from Sale of Equipment                                                          (52,154,998)
                                                                           -----------------------------
Other Reorganization Expenses (attach schedule)                                            (501,114,641)
                                                                           -----------------------------
Total Reorganization Expenses                                                (127,745)     (566,934,052)
                                                                           -----------------------------
Income Taxes
                                                                           -----------------------------
Net Profit (Loss)                                                               4,535      (645,942,079)
                                                                           =============================
* "Insider" is defined in 11 U.S.C. 101 (31)                                        0

                                                                      FORM MOR-2
                                                                        (9/99)

IN RE Inacom Corp.                                    CASE NO. 00-02426 PJW thru
        Debtor                                                   00-02452 PJW

                                             REPORTING PERIOD:   April-03

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

--------------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE
BREAKDOWN OF OTHER CATEGORY                                                  MONTH        FILING TO DATE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
OTHER COSTS
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER INCOME
--------------------------------------------------------------------------------------------------------
Sale of interest in Tempe, Arizona lease                                         --           1,237,500
                                                                           -----------------------------
Gain on Sale of TMP Investment                                                   --           3,380,146
                                                                           -----------------------------
Sale of Communications Division                                                  --           4,775,580
                                                                           -----------------------------
Termination of Interest rate swap                                                --             894,101
                                                                           -----------------------------
Sale of Canada interest                                                          --             232,740
                                                                           -----------------------------
Sale of TMP Escrow stock                                                         --             122,173
                                                                           -----------------------------
Sale of Sylvan Learning Center stock                                             --              24,363
                                                                           -----------------------------
Sale of Professional Computer Centers interest                                   --              20,000
                                                                           -----------------------------
Misc. stock & lease interest(1)                                                  --             617,016
                                                                           -----------------------------

                                       Total                                     --          11,303,619
--------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------
Loss on Sale of Venezuela interest                                               --            (694,124)
                                                                           -----------------------------
Loss on Sale of Inacom Europe                                                    --          (3,028,745)
                                                                           -----------------------------
Loss on Settlement with More Than Computers                                      --          (4,724,280)
                                                                           -----------------------------
Loss on Sale of ComputerLand Poland shares                                       --          (4,555,115)
                                                                           -----------------------------
Unrealized Loss on remaining CL Poland shares                                    --          (1,485,204)
                                                                           -----------------------------
Loss on Sale of Motor City                                                       --          (2,856,660)
                                                                           -----------------------------
Write-down Little Rock lease on other assets (Education Am                       --            (503,511)
                                                                           -----------------------------
Settlements (primarily Heller Financial)                                         --            (116,976)
                                                                           -----------------------------
Reimburse Deutsche Bank for Pre-petition Travelers                               --          (2,663,325)
                                                                           -----------------------------
Loss on Settlement of Allied Debenture                                           --          (2,800,000)
                                                                           -----------------------------
Loss on Settlement of Info Systems                                               --            (303,000)
                                                                           -----------------------------
Loss on Sale of Tranxition Investment                                            --            (800,000)
                                                                           -----------------------------
Loss on Sale of Ascolla investment                                               --            (622,796)
                                                                           -----------------------------
Loss on Sale of ICG Investment                                                   --            (175,092)
                                                                           -----------------------------
Other Losses                                                                     --            (480,747)
                                                                           -----------------------------
Sale of Bizco interest                                                           --             (83,624)
                                                                           -----------------------------
Other                                                                            --             (19,566)
                                                                           -----------------------------

                                       Total                                     --         (25,892,764)
--------------------------------------------------------------------------------------------------------
OTHER REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------
Write-off International Receivables                                              --         (20,363,083)
                                                                           -----------------------------
Write-off Net Goodwill                                                                     (254,309,598)
                                                                           -----------------------------
Write-off Deferred Taxes                                                                   (192,721,744)
                                                                           -----------------------------
Write-off Prepaid Expenses                                                       --         (1,618,817)
                                                                           -----------------------------

Write-off Intangibles, Deposits, Medallions                                      --         (7,011,075)
                                                                           -----------------------------
Write-off Other Accounts Receivable                                              --        (24,428,870)
                                                                           -----------------------------

                                       Total                                     --        (500,453,187)
--------------------------------------------------------------------------------------------------------


REORGANIZATION ITEMS -- INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)

In re Inacom Corp.                                    Case No. 00-02426 PJW thru
     Debtor                                                    00-02452 PJW
                                                     ---------------------------

                                                      Reporting Period: April-03
                                                     ---------------------------



                                 BALANCE SHEET



  The Balance sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

--------------------------------------------------------------------------------

                                                                               Book Value     Book Value
                                                                              As of Apr 30   As of Mar 31
ASSETS                                                                            2003           2003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------
     Unrestricted Cash and Equivalents                                          68,396,631     68,068,143
     Restricted Cash and Cash Equivalents (see continuation sheet)                      --             --
     Accounts Receivable (Net)                                                  10,310,453     12,117,310
     Notes Receivable
     Inventories                                                                        --             --
     Prepaid Expenses                                                                   --             --
     Professional Retainers
     Other Current Assets (attach schedule)
     TOTAL CURRENT ASSETS                                                       78,707,084     80,185,453
---------------------------------------------------------------------------------------------------------
PROPERTY & EQUIPMENT
---------------------------------------------------------------------------------------------------------
     Real Property and Improvements                                                     --             --
     Machinery and Equipment                                                            --             --
     Furniture, Fixtures and Office Equipment                                           --             --
     Leasehold Improvements                                                             --             --
     Vehicles                                                                           --             --
     Less Accumulated Depreciation                                                      --             --
     TOTAL PROPERTY & EQUIPMENT                                                         --             --
---------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------
     Loans to Insiders*
     Other Assets (attach schedule)                                             2,164,893      2,164,893
     TOTAL OTHER ASSETS                                                         2,164,893      2,164,893

---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   80,871,977     82,350,346
---------------------------------------------------------------------------------------------------------

                                                                               Book Value     Book Value
                                                                              As of Apr 30   As of Mar 31
LIABILITIES AND OWNERS EQUITY                                                     2003           2003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------
     Accounts Payable                                                                   --             --
     Taxes Payable (refer to FORM MOR-4)                                                --             --
     Wages Payable                                                                      --             --
     Notes Payable
     Rent / Leases - Building/Equipment
     Secured Debt / Adequate Protection Payments
     Professional Fees                                                                  --             --
     Amounts Due to Insiders*
     Other Postpetition Liabilities (attach schedule)
     TOTAL POSTPETITION LIABILITIES                                                     --             --

---------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------
     Secured Debt                                                                       --             --
     Priority Debt                                                                      --             --
     Unsecured Debt                                                            548,785,460    548,785,460
     TOTAL PRE-PETITION LIABILITIES                                            548,785,460    548,785,460

TOTAL LIABILITIES                                                              548,785,460    548,785,460

---------------------------------------------------------------------------------------------------------
OWNERS' EQUITY
---------------------------------------------------------------------------------------------------------
     Capital Stock                                                               4,700,431      4,700,431
     Additional Paid-In Capital                                                424,620,775    424,620,775
     Partners' Capital Account                                                          --             --
     Owners' Equity Account                                                             --             --
     Retained Earnings - Pre-Petition                                         (242,648,804)  (242,648,804)
     Retained Earnings - Postpetition                                         (646,456,919)  (646,461,455)
     Adjustments to Owners' Equity (attach schedule)                            (8,128,967)    (6,646,062)
     Postpetition Contributions (Distributions) (Draws) (attach schedule)
     NET OWNERS' EQUITY                                                       (467,913,484)  (466,435,115)

---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES' AND OWNERS EQUITY                                            80,871,976     82,350,346
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                         0             (0)

* "Insider" is defined in 11 U.S.C. Section 101 (31)                                           FORM MOR-3
                                                                                                 (9/99)

IN RE  Inacom Corp.                                   CASE NO. 00-02426 PJW thru
        Debtor                                                 00-02452 PJW
                                                               -----------------

                                             REPORTING PERIOD:     April-03
                                                               -----------------

                       BALANCE SHEET - CONTINUATION SHEET

----------------------------------------------------------------------------------------
                                                        BOOK VALUE      BOOK VALUE
                                                       ON MARCH 31,   ON FEBRUARY 28,
                       ASSETS                              2002            2002
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Other Current Assets
                                                       ---------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Other Assets
                                                       ---------------------------------
     Computerland Poland stock shares                   2,164,893          2,164,893
     -----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                        BOOK VALUE      BOOK VALUE
                                                       ON MARCH 31,     EXHIBIT-D
          LIABILITIES AND OWNERS' EQUITY                   2002            2002
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Other Postpetition Liabilities
                                                       ---------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Adjustments to Owners' Equity
                                                       ---------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
                                                       ---------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                             FORM MOR-3 (CONT'D)
                                                                   (9/99)

In re Inacom Corp.                             Case No.  00-02426 PJW thru
            Debtor                                         00-02452 PJW
                                                         __________________

                                      Reporting Period:     April-03
                                                         __________________

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month, or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.



                        Beginning    Amount                                      Ending
                           Tax      Withheld    Amount    Date      Check No.      Tax
FEDERAL                 Liability  or Accrued    Paid     Paid       or EFT     Liability
-----------------------------------------------------------------------------------------

Withholding                  -      14,094      14,094                                -
------------------------------------------------------------------------------------------
FICA-Employee                -       3,997       3,997                                -
------------------------------------------------------------------------------------------
FICA-Employer                -       3,997       3,997                                -
------------------------------------------------------------------------------------------
Unemployment                 -            -          -                                -
------------------------------------------------------------------------------------------
Income                       -            -          -                                -
------------------------------------------------------------------------------------------
Other                        -            -          -                                -
------------------------------------------------------------------------------------------
  Total Federal
    Taxes                    -       22,088     22,088                                -
------------------------------------------------------------------------------------------

STATE AND LOCAL                                                    EXHIBIT D
------------------------------------------------------------------------------------------
Withholding                  -        2,087     2,087                                 -
------------------------------------------------------------------------------------------
Sales                        -                                                        -
------------------------------------------------------------------------------------------
Excise                       -                                                        -
------------------------------------------------------------------------------------------
Unemployment                 -          191        191                                -
------------------------------------------------------------------------------------------
Real Property                -            -                                           -
------------------------------------------------------------------------------------------
Personal Property            -            -                                           -
------------------------------------------------------------------------------------------
Other                        -            -                                           -
------------------------------------------------------------------------------------------
 Total State and
  Local                      -        2,278      2,278                                -
------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------
TOTAL TAXES                  -       24,366     24,366                                -
                        ------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS


Attach aged listing of accounts payable.





                                      NUMBER OF DAYS PAST DUE
-------------------------------------------------------------------------------------------
                         Current    0-30        31-60      61-90     Over-90    Total
                         ------------------------------------------------------------------
Accounts Payable             -            -          -          -                     -
                         ------------------------------------------------------------------
Wages Payable                -                                                        -
                         ------------------------------------------------------------------
Taxes Payable                -                                                        -
                         ------------------------------------------------------------------
Rent/Leases-
 Building                    -                                                        -
                         ------------------------------------------------------------------
Rent/Leases-
 Equipment                                                                            -
                         ------------------------------------------------------------------
Secured Debt/Adequate
 Protection Payments         -                                                        -
                         ------------------------------------------------------------------
Professional Fees                                                                     -
                         ------------------------------------------------------------------
Amounts Due to Insiders*     -                                                        -
                         ------------------------------------------------------------------
Other:                       -                                                        -
                         ------------------------------------------------------------------
Other:                       -                                                        -
                         ------------------------------------------------------------------
TOTAL POSTPETITION DEBTS     -            -          -          -           -         -
                         ------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetiton debts.

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                        (9/99)

IN RE   Inacom Corp.                         CASE NO.  00-02426 PJW thru
       -------------                                      00-02452 PJW
          Debtor                                      -------------------

                                    REPORTING PERIOD:       April-03
                                                      -------------------


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                    AMOUNT

Total Accounts Receivable at the beginning of the reporting period   12,117,310
                                                                     -----------
- Amounts credited during the period                                 (1,434,768)
                                                                     -----------
- Amounts collected during the period                                  (372,089)
                                                                     -----------
Adjustments to trade receivable details
                                                                     -----------
Total Accounts Receivable at the end of the reporting period         10,310,453
                                                                     -----------


ACCOUNTS RECEIVABLE AGING                                              AMOUNT

0-30 days old                                                             --
                                                                     -----------
31-60 days old                                                            --
                                                                     -----------
61-90 days olds                                                           --
                                                                     -----------
91+ days old
                                                                     -----------
Total Accounts Receivable                                            10,310,453
                                                                     -----------
Amount considered uncollectible (Bad Debt)
                                                                     -----------
Accounts Receivable (net)                                            10,310,453
                                                                     -----------



DEBTOR QUESTIONNAIRE


MUST BE COMPLETED EACH MONTH                                  YES        NO

1. Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                   X
-------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                        X
-------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                      X
-------------------------------------------------------------------------------
4. Are workers compensation, general liability and other
     necessary insurance coverages in effect? If no,
     provide an explanation below.                             X
-------------------------------------------------------------------------------


Notes:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                                                     FORM MOR-5
                                                                       (9/99)

                                    EXHIBIT
                                      "A"

9:52 AM                                    INACOM CORP.
05/21/03                              RECONCILIATION DETAIL
Accrual Basis    10204 - WELLS FARGO 25806 (MAIN), PERIOD ENDING 04/30/2003

              Type                                   Date       Num             Name           Clr           Amount          Balance
              ----                                   ----       ---             ----           ---           ------          -------
BEGINNING BALANCE                                                                                                         350,219.43
  CLEARED TRANSACTIONS
    CHECKS AND PAYMENTS - 2 ITEMS
Transfer                                      4/8/2003                                          X       -1,510,000.00  -1,510,000.00
Check                                         4/30/2003                                         X             -280.87  -1,510,280.87
                                                                                                        -------------  -------------
      Total Checks and Payments                                                                         -1,510,280.87  -1,510,280.87

      DEPOSITS AND CREDITS - 1 ITEM
Payment                                       4/4/2003       wire      Other Receipts           X        1,168,372.44   1,168,372.44
                                                                                                        -------------  -------------
      Total Deposits and Credits                                                                         1,168,372.44   1,168,372.44
                                                                                                        -------------  -------------
    Total Cleared Transactions                                                                            -341,908.43    -341,908.43
                                                                                                        -------------  -------------
Cleared Balance                                                                                           -341,908.43       8,311.00
                                                                                                        -------------  -------------
Register Balance as of 04/30/2003                                                                         -341,908.43       8,311.00
                                                                                                        -------------  -------------
ENDING BALANCE                                                                                            -341,908.43       8,311.00
                                                                                                        =============  =============

1:50 PM                            INACOM CORP.

05/16/03                     RECONCILIATION DETAIL
ACCRUAL BASIS     10208-FIRST UNION 7586 (MAIN), PERIOD ENDING 04/30/2003


        TYPE           DATE           NUM               NAME            CIR           AMOUNT            BALANCE

BEGINNING BALANCE                                                                                     124,138.92
   CLEARED TRANSACTIONS
      CHECKS AND PAYMENTS - 5 ITEMS

Check                 4/1/2003       wire        PriceWaterhouse C...   X            -17,285.80       -17,285.80
Check                 4/15/2003      wire        ADP Investor comm...   X             -7,167.32       -24,453.12
Transfer              4/24/2003                                         X           -300,000.00      -324,453.12
Transfer              4/24/2003                                         X           -100,000.00      -424,453.12
Check                 4/30/2003                                         X               -480.00      -424,933.12

      Total Checks and Payments                                                     -424,933.12      -424,933.12

      DEPOSITS AND CREDITS - 33 ITEMS

Payment               4/9/2003       1007...     Charles Schwab         X             12,284.87        12,284.87
Payment               4/9/2003       4707        Other Receipts         X                165.37        12,450.24
Payment               4/9/2003       1045...     COMPUTER SCIE...       X             89,714.76       102,165.00
Payment               4/9/2003       653046      Other Receipts         X              2,265.09       104,430.09
Payment               4/9/2003       12269       Other Receipts         X                 26.36       104,456.45
Payment               4/9/2003       10425       Other Receipts         X                 17.00       104,473.45
Payment               4/9/2003       1036        Other Receipts         X              4,581.96       109,055.41
Payment               4/15/2003      5992        AVENTIS PHARMA...      X              3,803.06       112,858.47
Payment               4/15/2003      5992        RHONE-POULENC          X                 45.00       112,903.47
Payment               4/15/2003      5992        Rhone-Poulencroler     X              2,879.84       115,783.31
Payment               4/15/2003      5992        QUORUM HEALTH...       X              3,949.42       119,732.73
Payment               4/15/2003      5992        TICONA                 X              3,782.30       123,515.03
Payment               4/15/2003      5992        BRYN MAWR HOS...       X              1,005.76       124,520.79
Payment               4/15/2003      5992        Boehringer Ingelheim   X              7,315.86       131,836.65
Payment               4/15/2003      5992        FORSYTH MEMOR...       X                105.59       131,942.24
Payment               4/15/2003      5992        FORSYTH MEMOR...       X                 87.28       132,029.52
Payment               4/15/2003      5992        AMERICA ONLINE         X            191,140.21       323,169.73
Payment               4/15/2003      5992        BRADLEES STOR...       X              1,340.64       324,510.37
Payment               4/15/2003      5992        ADTRANZ                X             10,964.80       335,475.17
Payment               4/15/2003      5992        SERVICE MASTER         X                371.41       335,846.58
Payment               4/15/2003      5992        MEDICAL CARE O...      X              4,923.20       340,769.78
Payment               4/15/2003      2221 ...    Other Receipts         X            845,661.06     1,186,430.84
Payment               4/15/2003      5992        AVENTIS PHARMA...      X              1,263.00     1,187,693.84
Payment               4/24/2003      793373      Other Receipts         X                 20.00     1,187,713.84
Payment               4/24/2003      2000...     Other Receipts         X                 30.34     1,187,744.18
Payment               4/24/2003      2103...     Other Receipts         X              9,266.13     1,197,010.31
Payment               4/24/2003      100989      Other Receipts         X                192.11     1,197,202.42
Payment               4/24/2003      134492      Preference Payments    X             50,000.00     1,247,202.42
Payment               4/24/2003      787783      Other Receipts         X                 20.00     1,247,222.42
Deposit               4/30/2003                                         X                751.84     1,247,974.26
Payment               4/30/2003      045005      MIKOHN GAMING...       X             37,112.40     1,285,086.66
Payment               4/30/2003      1218...     Preference Payments    X             92,905.20     1,377,991.86
General Journal       4/30/2003      57                                 X              1,106.44     1,379,098.30

      Total Deposits and Credits                                                   1,379,098.30     1,379,098.30

   Total Cleared Transactions                                                        954,165.18       954,165.18

Cleared Balance                                                                      954,165.18     1,078,304.10

   UNCLEARED TRANSACTIONS
      DEPOSITS AND CREDITS - 1 ITEM
Payment               2/24/2003                  COCA COLA CENT...                                          0.00

      Total Deposits and Credits                                                           0.00             0.00

   Total Uncleared Transactions                                                            0.00             0.00

Register Balance as of 04/30/2003                                                    954,165.18     1,078,304.10

ENDING BALANCE                                                                       954,165.18     1,078,304.10
                                                                                     ----------     ------------

2:09 pm
05/16/03
Accrual Basis

                                  Inacom Corp.
                             RECONCILIATION DETAIL
            10209 - First Union 0064 (AP), Period Ending 04/30/2003



TYPE        DATE         NUM           NAME                CIR           AMOUNT                  BALANCE
------    ---------     ----       -------------------     ---        ------------             -------------
BEGINNING BALANCE                                                                                508,173.62
    CLEARED TRANSACTIONS
         CHECKS AND PAYMENTS - 42 ITEMS
Check     2/7/2003       1310      Joseph Auerbach          X             -3,333.00                -3,333.00
Check     3/18/2003      1353      Iron Mountain Reco...    X               -536.26                -3,869.26
Check     3/18/2003      1340      US Bank                  X                -99.00                -3,968.26
Check     4/1/2003       1368      COMDISCO, INC.           X           -100,000.00              -103,968.26
Check     4/1/2003       1362      Regus                    X            -27,446.51              -131,414.77
Check     4/1/2003       1366      Blank, Rome, Comin...    X            -30,232.20              -161,646.97
Check     4/1/2003       1365      Executive Sounding...    X            -40,882.14              -202,529.11
Check     4/1/2003       1364      Werb & Sullivan          X            -33,455.56              -235,984.67
Check     4/1/2003       1363      McGrath, North, Mull...  X            -20,864.04              -256,848.71
Check     4/1/2003       1357      Moringstar Mini-St...    X                -76.00              -256,924.71
Check     4/1/2003       1361      Legal Data, Inc.         X            -16,158.33              -273,083.04
Check     4/1/2003       1360      Iron Mountain Reco...    X             -7,021.23              -280,104.27
Check     4/1/2003       1359      Iron Mountain Reco...    X               -536.26              -280,640.53
Check     4/1/2003       1358      Iron Mountain Reco...    X               -123.04              -280,763.57
Check     4/2/2003       1370      The Depository Tru...    X               -560.00              -281,323.57
Check     4/2/2003       1371      Martin Wolf Associa..    X             -4,000.00              -285,323.57
Check     4/2/2003       1372      Agee, Elaine             X             -6,271.56              -291,595.13
Check     4/2/2003       1373      Long, Suzette            X             -3,843.55              -295,438.68
Check     4/2/2003       1374      Carroll, Burdick & M..   X               -424.44              -295,863.12
Check     4/2/2003       1369      Legal Data, Inc.         X             -6,525.00              -302,388.12

Check     4/14/2003      1392      Blank, Rome, Comin...    X            -23,641.70              -326,029.82
Check     4/14/2003      1390      State of Washington      X           -300,848.02              -626,877.84
Check     4/14/2003      1389      Airborne Express         X                -80.93              -626,958.77
Check     4/14/2003      1388      Lankenau & Miller,...    X         -1,170,057.00            -1,797,015.77
Check     4/14/2003      1387      Linda Wilson             X             -6,666.00            -1,803,681.77
Check     4/14/2003      1386      William Tauscher         X            -18,666.00            -1,822,347.77
Check     4/14/2003      1385      Gary Schwendlman         X             -6,666.00            -1,829,013.77
Check     4/14/2003      1384      John Oltman              X             -6,666.00            -1,835,679.77
Check     4/14/2003      1383      Thomas Molchan           X            -18,666.00            -1,854,345.77
Check     4/14/2003      1382      Gerald Gagliardi         X             -6,666.00            -1,861,011.77
Check     4/14/2003      1381      Thomas Fitzpatrick       X            -18,666.00            -1,879,677.77
Check     4/14/2003      1380      Joseph Auerbach          X             -6,666.00            -1,886,343.77
Check     4/14/2003      1379      Wynnewood Group,..       X            -15,859.68            -1,902,203.45
Check     4/14/2003      1378      BSI                      X            -10,105.30            -1,912,308.75
Check     4/14/2003      1377      IRA SHAPIRO CO....       X               -125.00            -1,912,433.75
Check     4/14/2003      1376      JPM Holding              X            -44,857.38            -1,957,291.13
Check     4/14/2003      1375      Marvin, Larsson, He..    X               -829.24            -1,958,120.37
Check     4/14/2003      1391      Executive Sounding...    X            -11,557.71            -1,969,678.08

Check     4/15/2003      1393      Agee, Elaine             X             -6,838.43            -1,976,516.51
Check     4/15/2003      1394      Long, Suzette            X             -3,605.72            -1,980,122.23
Check     4/21/2003      1395      Equiserve Trust Co       X               -600.00            -1,980,722.23
Check     4/30/2003                                         X                -25.00            -1,980,747.23
                                                                      -------------            -------------
     Total Checks and Payments                                        -1,980,747.23            -1,980,747.23

     DEPOSITS AND CREDITS - 2 ITEMS
Transfer            4/14/2003                               X          1,650,000.00             1,650,000.00
Transfer            4/24/2003                               X            300,000.00             1,950,000.00
                                                                      -------------            -------------
     Total Deposits and Credits                                        1,950,000.00             1,950,000.00
                                                                      -------------            -------------
  Total Cleared Transactions                                             -30,747.23               -30,747.23
                                                                      -------------            -------------
Cleared Balance                                                          -30,747.23               477,426.39

2:09 PM                                INACOM CORP.
05/16/03                          RECONCILIATION DETAIL
ACCRUAL BASIS    10209 - FIRST UNION 0064 (AP), PERIOD ENDING 04/30/2003

  TYPE                   DATE         NUM              NAME                  AMOUNT         BALANCE
---------             ----------     ----    -------------------------    -----------     -----------
    UNCLEARED TRANSACTIONS
          CHECKS AND PAYMENTS - 20 ITEMS
Check                  4/30/2003     1400    Greenberg, Traurig,...           -197.29         -197.29
Check                  4/30/2003     1401    White & Case                   -1,186.99       -1,384.28
Check                  4/30/2003     1402    Carroll, Burdick & M...        -5,399.89       -6,784.17
Check                  4/30/2003     1403    Guarantee Records...             -171.91       -6,956.08
Check                  4/30/2003     1404    Guardian Self Stora...           -280.00       -7,236.08
Check                  4/30/2003     1405    Regus                         -21,682.79      -28,918.87
Check                  4/30/2003     1406    Moringstar Mini-St...             -76.00      -28,994.87
Check                  4/30/2003     1407    Legal Data, Inc.              -14,416.67      -43,411.54
Check                  4/30/2003     1409    Iron Mountain Reco...          -6,876.83      -50,288.37
Check                  4/30/2003     1410    Iron Mountain Reco...            -121.52      -50,409.89
Check                  4/30/2003     1411    Richard Reynolds               -1,990.37      -52,400.26
Check                  4/30/2003     1412    Rhozzmarie Pinzon                -919.98      -53,320.24
Check                  4/30/2003     1413    Agee, Elaine                   -5,445.64      -58,765.88
Check                  4/30/2003     1414    Long, Suzette                  -4,417.23      -63,183.11
Check                  4/30/2003     1415    R.R. Donnelley               -100,683.77     -163,866.88
Check                  4/30/2003     1399    Porter, Scott, Weib...           -366.83     -164,233.71
Check                  4/30/2003     1398    McGrath, North, Mull...       -34,513.60     -198,747.31
Check                  4/30/2003     1397    Marvin, Larsson, He...         -1,757.70     -200,505.01
Check                  4/30/2003     1396    US Trustees                   -12,000.00     -212,505.01
Check                  4/30/2003     1408    Iron Mountain Reco...            -542.67     -213,047.68
                                                                          -----------     -----------
          Total Checks and Payments                                       -213,047.68     -213,047.68


          DEPOSITS AND CREDITS - 1 ITEM
Check                  4/1/2003     1367     Richard Reynolds                    0.00            0.00
                                                                          -----------     -----------

          Total Deposits and Credits                                             0.00            0.00
                                                                          -----------     -----------

    Total Uncleared Transactions                                          -213,047.68     -213,047.68
                                                                          -----------     -----------

Register Balance as of 04/30/2003                                         -243,794.91      264,378.71

    NEW TRANSACTIONS
          CHECKS AND PAYMENTS - 10 ITEMS
Check                  5/13/2003     1416    Executive Sounding...         -12,620.00      -12,620.00
Check                  5/13/2003     1417    U S Postal Service                 -9.10      -12,629.10
Check                  5/13/2003     1418    Regus                          -1,698.30      -14,327.40
Check                  5/13/2003     1419    Guardian Self Stora...           -280.00      -14,607.40
Check                  5/13/2003     1420    Wells Fargo Bank                  -90.00      -14,697.40
Check                  5/13/2003     1421    US Bank                          -132.00      -14,829.40
Check                  5/13/2003     1422    IRA SHAPIRO CO...                -375.00      -15,204.40
Check                  5/13/2003     1423    PriceWaterhouse C...          -18,649.80      -33,854.20
Check                  5/14/2003     1424    Agee, Elaine                   -5,973.58      -39,827.78
Check                  5/14/2003     1425    Long, Suzette                  -4,189.17      -44,016.95
                                                                          -----------     -----------
          Total Checks and Payments                                        -44,016.95      -44,016.95
                                                                          -----------     -----------

    Total New Transactions                                                 -44,016.95      -44,016.95
                                                                          -----------     -----------

ENDING BALANCE                                                            -287,811.86      220,361.76
                                                                          ===========     ===========

11:13 AM                          INACOM CORP.
05/28/03                     RECONCILIATION DETAIL
ACCRUAL BASIS
          10210 - FIRST UNION 7599 (PAYROLL), PERIOD ENDING 04/30/2003



      TYPE        DATE      NUM       NAME      CIR       AMOUNT        BALANCE
BEGINNING BALANCE                                                     116,142.49
  CLEARED TRANSACTIONS
     CHECKS AND PAYMENTS - 6 ITEMS

Check          4/11/2003  Payro...               X      -18,402.70    -18,402.70
Check          4/11/2003  Payro...               X      -12,779.19    -31,181.89
Check          4/18/2003  Payro...               X       -2,233.06    -33,414.95
Check          4/18/2003  Payro... Powerpay.com  X         -654.02    -34,068.97
Check          4/28/2003  Payro...               X      -13,480.15    -47,549.12
Check          4/28/2003  Payro...               X      -11,587.02    -59,136.14

     Total Checks and Payments                          -59,136.14    -59,136.14

     DEPOSITS AND CREDITS - 1 ITEM

Transfer       4/24/2003                         X      100,000.00    100,000.00

     Total Deposits and Credits                         100,000.00    100,000.00

  Total Cleared Transactions                             40,863.86     40,863.86

Cleared Balance                                          40,863.86    157,006.35

Register Balance as of 04/30/2003                        40,863.86    157,006.35

ENDING BALANCE                                           40,863.86    157,006.35
                                                       -----------    ----------

10:00 AM                                  INACOM CORP.
05/21/03                             RECONCILIATION DETAIL
ACCRUAL BASIS        10301  .  DEUTSCHE COLLATERAL, PERIOD ENDING 04/30/2003



 TYPE                           DATE              NUM             NAME          CIR        AMOUNT           BALANCE

BEGINNING  BALANCE                                                                                            45,416,379.19

  CLEARED TRANSACTIONS

   CHECKS AND PAYMENTS - 1 ITEM

Transfer                        4/30/2003                                         X          -4,000,000.00    -4,000,000.00

   Total Checks and Payments                                                                 -4,000,000.00    -4,000,000.00

   DEPOSITS AND CREDITS - 1 ITEM

Deposit                         4/30/2003                                         X              28,193.38        28,193.38

   Total Deposits and Credits                                                                    28,193.38        28,193.38

  Total Cleared Transactions                                                                 -3,971,806.62    -3,971,806.62

Cleared Balance                                                                              -3,971,806.62    41,444,572.57

Register Balance as of          04/30/2003                                                   -3,971,806.62    41,444,572.57

  NEW TRANSACTIONS

   CHECKS AND PAYMENTS - 1 ITEM

Transfer                        5/15/2003                                                    -2,000,000.00    -2,000,000.00

   Total Checks and Payments                                                                 -2,000,000.00    -2,000,000.00

  Total New Transactions                                                                     -2,000,000.00    -2,000,000.00

ENDING BALANCE                                                                               -5,971,806.62    39,444,572.57
                                                                                             -------------    -------------


10:01 AM                          INACOM CORP.
05/21/03                     RECONCILIATION DETAIL
             10303 - DEUTSCHE TMP ACCOUNT, PERIOD ENDING 04/30/2003
ACCRUAL BASIS


     Type                          Date        Num     Name       Clr       Amount        Balance
BEGINNING BALANCE                                                                          8,910,000.00
   CLEARED TRANSACTIONS
      DEPOSITS AND CREDITS - 1 ITEM
Deposit                            4/30/2003                       X         5,886.52          5,886.52
      Total Deposits and Credits                                             5,886.52          5,886.52

   Total Cleared Transactions                                                5,886.52          5,886.52

Cleared Balance                                                              5,886.52      8,915,886.52

Register Balance as of 04/30/2003                                            5,886.52      8,915,886.52

ENDING BALANCE                                                               5,886.52      8,915,886.52
                                                                             --------      ------------

2:14 PM
05/16/03
ACCRUAL BASIS

                                  INACOM CORP.
                             RECONCILIATION DETAIL
          10309 - WF 6734-INACOM FOUNDATION, PERIOD ENDING 03/31/2003


TYPE                   DATE        NUM     NAME         CIR    AMOUNT    BALANCE
----                   ----        ---     ----         ---    ------    -------
BEGINNING BALANCE                                                        30,634.60
Cleared Balance                                                          30,634.60
                                                               --------  ---------
Register Balance as of 03/31/2003                                        30,634.60
                                                               --------  ---------
ENDING BALANCE                                                           30,634.60
                                                               ========  =========

10:00 AM
05/21/03
ACCRUAL BASIS

                                  INACOM CORP.
                             RECONCILIATION DETAIL
        10320 - FIRST UNION-COMM HI PERF-4336, PERIOD ENDING 04/30/2003

TYPE              DATE          NUM       NAME      CIR         AMOUNT           BALANCE
----              ----          ---       ----      ---         ------           -------
BEGINNING BALANCE                                                              12,616,423.16
  CLEARED TRANSACTIONS
    CHECKS AND PAYMENTS - 1 ITEM
Transfer       4/14/2003                             X       -1,650,000.00     -1,650,000.00
                                                             -------------     -------------
    Total Checks and Payments                                -1,650,000.00     -1,650,000.00
    DEPOSITS AND CREDITS - 3 ITEMS
Transfer        4/8/2003                             X        1,510,000.00      1,510,000.00
Deposit        4/30/2003                             X           21,113.43      1,531,113.43
Transfer       4/30/2003                             X        4,000,000.00      5,531,113.43
                                                             -------------     -------------
    Total Deposits and Credits                                5,531,113.43      5,531,113.43
                                                             -------------     -------------
  Total Cleared Transactions                                  3,881,113.43      3,881,113.43
                                                             -------------     -------------
Cleared Balance                                               3,881,113.43     16,497,536.59
                                                             -------------     -------------
Register Balance as of 04/30/2003                             3,881,113.43     16,497,536.59
    NEW TRANSACTIONS
      CHECKS AND PAYMENTS - 1 ITEM
Transfer        5/15/2003                                      -500,000.00       -500,000.00
                                                             -------------     -------------
    Total Checks and Payments                                  -500,000.00       -500,000.00
    DEPOSITS AND CREDITS - 1 ITEM
Transfer        5/15/2003                                     2,000,000.00      2,000,000.00
                                                             -------------     -------------
    Total Deposits and Credits                                2,000,000.00      2,000,000.00
                                                             -------------     -------------
  Total New Transactions                                      1,500,000.00      1,500,000.00
                                                             -------------     -------------
ENDING BALANCE                                                5,381,113.43     17,997,536.59
                                                             =============     =============

                                    EXHIBIT
                                      "B"

12:17 PM                          INACOM CORP.
05/28/03                CUSTOM TRANSACTION DETAIL REPORT
ACCRUAL BASIS                      APRIL 2003


TYPE       DATE         NUM            NAME                                  MEMO                             ACCOUNT

Apr 03
  Check     4/1/2003     1357          Morningstar Mini-Storage               Ref # 14311 dated 3/17/03 ...           -76.00
  Check     4/1/2003     1358          Iron Mountain Records Mtg.             Inv Range F 091444 Cust I ...          -123.04
  Check     4/1/2003     1359          Iron Mountain Record Management        Inv # F245488, Inv # F2734...          -536.26
  Check     4/1/2003     1360          Iron Mountain Records Management       Inv # 107020, #E967491-E  ...        -7,021.23
  Check     4/1/2003     1361          Legal Data, Inc.                       Inv # INA431 3/21/03                -16,158.33
  Check     4/1/2003     1362          Regus                                  Inv # 003392272 Inv # 003 ...       -27,446.51
  Check     4/1/2003     1363          McGrath, North, Mullin, & Kratz        20% holdback for 5/29/02  ...       -20,864.04
  Check     4/1/2003     1364          Werb & Sullivan                        10/01/02-12/31/02 fees 10 ...       -33,455.56
  Check     4/1/2003     1365          Executive Sounding Board Assoc         20% for Oct&Nov also Fees ...       -40,882.14
  Check     4/1/2003     1366          Blank, Rome, Cominsky & McCauley       20% for Nov 02 - Jan 03             -30,232.20
  Check     4/1/2003     1367          Richard Reynolds                       VOID: to replace PTO Ck # ...             0.00
  Check     4/1/2003     1368          COMDISCO, INC.                         Settlement                         -100,000.00
  Check     4/1/2003     wire          PriceWaterhouse Coopers LLP            Fee App                             -17,285.80
  Check     4/2/2003     1369          Legal Data, Inc.                                                            -6,525.00
  Check     4/2/2003     1370          The Depository Trust Company                                                  -560.00
  Check     4/2/2003     1371          Martin Wolf Associates                                                      -4,000.00
  Check     4/2/2003     1372          Agee, Elaine                                                                -6,271.56
  Check     4/2/2003     1373          Long, Suzette                                                               -3,843.55
  Check     4/2/2003     1374          Carroll, Burdick & McDonough                                                  -424.44
  Check     4/11/2003    Payroll47                                                                                -18,402.70
  Check     4/11/2003    Payroll48                                                                                -12,779.19
  Check     4/14/2003    1375          Marvin, Larsson, Henkin, et al                                                -829.24
  Check     4/14/2003    1376          JPM Holding                                                                -44,857.38
  Check     4/14/2003    1377          IRA SHAPIRO CONSULTING SERVI...                                               -125.00
  Check     4/14/2003    1378          BSI                                                                        -10,105.30
  Check     4/14/2003    1379          Wynnewood Group, LLC                                                       -15,859.68
  Check     4/14/2003    1380          Joseph Auerbach                                                             -6,666.00
  Check     4/14/2003    1381          Thomas Fitzpatrick                                                         -18,666.00
  Check     4/14/2003    1382          Gerald Gagliardi                                                            -6,666.00
  Check     4/14/2003    1383          Thomas Molchan                                                             -18,666.00
  Check     4/14/2003    1384          John Oltman                                                                 -6,666.00
  Check     4/14/2003    1385          Gary Schwendiman                                                            -6,666.00
  Check     4/14/2003    1386          William Tauscher                                                           -18,666.00
  Check     4/14/2003    1387          Linda Wilson                                                                -6,666.00
  Check     4/14/2003    1388          Lankenau & Miller, LLP                                                  -1,170,057.00
  Check     4/14/2003    1389          Airborne Express                                                               -80.93
  Check     4/14/2003    1390          State of Washington                                                       -300,848.02
  Check     4/14/2003    1391          Executive Sounding Board Assoc                                             -11,557.71
  Check     4/14/2003    1392          Blank, Rome, Cominsky & McCauley                                           -23,641.70
  Check     4/15/2003    1393          Agee, Elaine                                                                -6,838.43
  Check     4/15/2003    1394          Long, Suzette                                                               -3,605.72
  Check     4/15/2003    wire          ADP Investor communication Services   proxy service                         -7,167.32
  Check     4/18/2003    Payroll51                                                                                 -2,233.06
  Check     4/18/2003    Payroll52     Powerpay.com                                                                  -654.02
  Check     4/21/2003    1395          Equiserve Trust Co                                                            -600.00
  Check     4/28/2003    Payroll49                                                                                -13,480.15
  Check     4/28/2003    Payroll50                                                                                -11,587.02
  Check     4/30/2003    1396          US Trustees                                                                -12,000.00

                                                                          Page 1






12:17 PM
                                  Inacom Corp.

05/28/03                 Custom Transaction Detail Report
Accrual Basis                       April 2003

   Type          Date           Num                 Name                                Memo                           Amount
--------    -----------    -----------     -------------------------------        ---------------               ---------------
  Check        4/30/2003      1397          Marvin, Larsson, Henkin, et al                                            -1,757.70
  Check        4/30/2003      1398          McGrath, North, Mullin, & Kratz                                          -34,513.60
  Check        4/30/2002      1399          Porter, Scott, Weibert & Delehant                                           -366.83
  Check        4/30/2003      1400          Greenberg, Traurig, LLP                                                     -197.29
  Check        4/30/2003      1401          White & Case                                                              -1,186.99
  Check        4/30/2003      1402          Carroll, Burdick & McDonough                                              -5,399.89
  Check        4/30/2003      1403          Guarantee Records Management                                                -171.91
  Check        4/30/2003      1404          Guardian Self Storage                                                       -280.00
  Check        4/30/2003      1405          Regus                                                                    -21,682.79
  Check        4/30/2003      1406          Morningstar Mini-Storage                                                     -76.00
  Check        4/30/2003      1407          Legal Data, Inc.                                                         -14,416.67
  Check        4/30/2003      1408          Iron Mountain Record Management                                             -542.67
  Check        4/30/2003      1409          Iron Mountain Records Management       F380172 F448787 F513227...         -6,876.83
  Check        4/30/2003      1410          Iron Mountain Records Mtg.                                                  -121.52
  Check        4/30/2003      1411          Richard Reynolds                                                          -1,990.37
  Check        4/30/2003      1412          Rhozzmarie Pinzon                                                           -919.98
  Check        4/30/2003      1413          Agee, Elaine                                                              -5,445.64
  Check        4/30/2003      1414          Long, Suzette                                                             -4,417.23
  Check        4/30/2003      1415          R.R. Donnelley                                                          -100,683.77
  Check        4/30/2003                                                          Service Charge                        -480.00
  Check        4/30/2003                                                          Service Charge                         -25.00
  Check        4/30/3003                                                          Service Charge                        -280.87
Apr 03                                                                                                            -2,274,176.78
                                                                                                                  =============


                                    EXHIBIT
                                      "C"

                                 GROUP 738 16708    INACOM
                                 Period Ending 04/19/2003  Check Date 04/28/2003
                                 Pay Period No. 12.1       Week of Mo. 3 Page: 3


                                SUMMARY REGISTER

CURRENT PAYROLL CHECK ANALYSIS

  # PAYROLL CHECKS            0   TOTAL:         .00
  # DIRECT DEPOSIT TRANS      7   TOTAL:    13480.15
  GRAND TOTAL OF ALL CHECKS AND EFTS.                     13480.15

CURRENT PAYROLL TAX LIABILITY ANALYSIS
  TAXABLE FEDERAL WAGES          21554.80              TAX WITHHELD =   6935.26
  TAXABLE FICA WAGES - EMPLOYER             23285.80    x     6.20% =   1443.72
  TAXABLE MED WAGES - EMPLOYER              23285.80    x     1.45% =    337.64
  TAXABLE FICA WAGES - EMPLOYEE             23285.80    x     6.20% =   1443.72
  TAXABLE MED WAGES - EMPLOYEE              23285.80    x     1.45% =    337.64
  *FEDERAL DEPOSIT LIABILITY FOR PAY PERIOD DATED 04/28/2003                         10497.98

  TAXABLE FUTA WAGES                                    x      .80% =       .00
  *FUTA LIABILITY FOR PAY PERIOD DATED 04/28/2003

  TAXABLE PA SUI/DIS  WAGES (EMPLOYEE)       9375.60    x  .020000% =          1.88
  TAXABLE PA SUI/DIS  WAGES (EMPLOYER)                  x 9.531200% =           .00
  *COMBINED SUI/DIS. LIABILITY FOR PAY PERIOD DATED 04/28/2003                           1.88

  TAXABLE GA STATE WAGES                     7232.80   TAX WITHHELD =        389.88
  TAXABLE NC STATE WAGES                     4946.40   TAX WITHHELD =        341.00
  TAXABLE PA STATE WAGES                     9375.60   TAX WITHHELD =        262.52
  *STATE LIABILITY FOR PAY PERIOD DATED 04/28/2003                                     993.40

  TAXABLE YORK TWP SD LOCAL WAGES            9375.60   TAX WITHHELD =         93.76
  *LOCAL LIABILITY FOR PAY PERIOD DATED 04/18/2003                                      93.76

CURRENT PAYROLL TOTALS ANALYSIS
  **GRAND TOTAL OF ALL CHECKS AND EFTS FOR PAY PERIOD DATED 04/28/2003               13480.15

  **GRAND TOTAL OF ALL TAX LIABILITY FOR PAY PERIOD DATED 04/28/2003                 11587.02

  ***TOTAL PAYROLL EXPENSE FOR PAY PERIOD DATED 04/28/2003                                       25067.17


[CERIDIAN LOGO]
                                 Period Ending 04/19/2003  Check Date 04/28/2003
                                 Pay Period No. 12.1       Week of Mo. 3 Page: 3

                           TAX LIABILITY INFORMATION

CHECK ISSUE 04/28/203   SEQUENCE  12  RUN  1

TAX TYPE                                   PAYROLL DEDUCTION    EMPLOYER LIABILITY    TOTAL LIABILITY
                                                AMOUNT               AMOUNT               AMOUNT
FEDERAL WITHHOLDING ON WAGES   21554.80        6935.26                    --              6935.26
FICA - EMPLOYER                                    --                 1443.72             1443.72
FICA - EMPLOYEE                                1443.72                    --              1443.72
MED - EMPLOYER                                     --                  337.64              337.64
MED - EMPLOYEE                                  337.64                    --               337.64
STATE WITHHOLDING - GA                          389.88                    --               389.88
STATE WITHHOLDING - NC                          341.00                    --               341.00
STATE WITHHOLDING - PA                          262.52                    --               262.52
STATE UNEMPLOYMENT - PA EMPLOYEE                   1.88                    --                1.88
There is no locality ID for P26W
LOCALITY TAX - YORK TWP SD                       93.76                    --                93.76
=====================================================================================================
TOTAL PAYROLL TAX DEDUCTIONS                   9805.66                    --                  --
TOTAL EMPLOYER LIABILITY                           --                 1781.36                 --
TOTAL TAX LIABILITY                                --                     --              11587.02
=====================================================================================================
AMOUNT TO BE IMPOUNDED FOR TAXES                                                          11587.02

                                        04/19/2003          04/28/2003

[CERIDIAN LOGO]     12.1                12                  3             TAX: 1

                      GROUP 738 1670B  INACOM
                      PERIOD ENDING 04/05/2003  CHECK DATE 04/11/2003
                      PAY PERIOD NO. 11.1       WEEK OF MO. 1             PAGE 4


                                SUMMARY REGISTER

CURRENT PAYROLL CHECK ANALYSIS

     # PAYROLL CHECKS         0    TOTAL          00
     # DIRECT DEPOSIT TRANS   8    TOTAL    18402 70
     GRAND TOTAL OF ALL CHECKS AND EFTS                18402 70

CURRENT PAYROLL TAX LIABILITY ANALYSIS
     TAXABLE FEDERAL WAGES     23426.80      TAX WITHHELD =  7158.65
     TAXABLE FICA WAGES - EMPLOYER       28966.00 x 6.20% =  1795.89
     TAXABLE MED WAGES - EMPLOYER        28966.00 x 1.45% =   420.01
     TAXABLE FICA WAGES - EMPLOYEE       28966.00 x 6.20% =  1795.89
     TAXABLE MED WAGES - EMPLOYEE        28966.00 x 1.45% =   420.01
     *FEDERAL DEPOSIT LIABILITY FOR PAY PERIOD DATED 04/11/2003         11590.45

     TAXABLE FUTA WAGES                           x   80% =      .00
     *FUTA LIABILITY FOR PAY PERIOD DATED 04/11/2003

     TAXABLE PA SUI/DIS  WAGES/EMPLOYEES  9375.60 x .020000% =       1.88
     TAXABLE PA SUI/DIS  WAGES/EMPLOYERS          x 11.141800% =      .00
     *COMBINED SUI/DIS LIABILITY FOR PAY PERIOD DATED 04/11/2003            1.88

     TAXABLE GA STATE WAGES               9104.80  TAX WITHHELD =  489.58
     TAXABLE NC STATE WAGES               4946.40  TAX WITHHELD =  341.00
     TAXABLE PA STATE WAGES               9375.60  TAX WITHHELD =  262.52
     *STATE LIABILITY FOR PAY PERIOD DATED 04/11/2003                    1093.10

     TAXABLE YORK TWP SD LOCAL WAGES      9375.60  TAX WITHHELD =   93.76
     *LOCAL LIABILITY FOR PAY PERIOD DATED 04/11/2003                      93.76

CURRENT PAYROLL TOTALS ANALYSIS
 **GRAND TOTAL OF ALL CHECKS AND EFTS FOR PAY PERIOD DATED 04/11/2003   18402.70

 **GRAND TOTAL OF ALL TAX LIABILITY FOR PAY PERIOD DATED 04/11/2003     12779.19

 ***TOTAL PAYROLL EXPENSE FOR PAY PERIOD DATED 04/11/2003               31181.89




[CERIDIAN LOGO]

                                  Period Ending 04/05/2003 Check Date 04/11/2003
                                  Pay Period No. 11.1      Week of Mo. 1  Page 4

GROUP 738                          16706     IMACOM     04/05/2003     04/11/2003
                                                        11             1              TAX: 1
---------------------------------------------------------------------------------------------------------------

                           TAX LIABILITY INFORMATION

CHECK ISSUE 04/11/2003   SEQUENCE 11  RUN 1

          TAX TYPE                                     PAYROLL DEDUCTION   EMPLOYER LIABILITY   TOTAL LIABILITY
                                                            AMOUNT              AMOUNT              AMOUNT

          FEDERAL WITHHOLDING ON WAGES   23426.80          7158.65                  --             7158.65
          FICA - EMPLOYER                                       --             1795.89             1795.89
          FICA - EMPLOYEE                                  1795.89                  --             1795.89
          MED - EMPLOYER                                        --              420.01              420.01
          MED - EMPLOYEE                                    420.01                  --              420.01
          STATE WITHHOLDING  - GA                           489.58                  --              489.58
          STATE WITHHOLDING  - NC                           341.00                  --              341.00
          STATE WITHHOLDING  - PA                           262.52                  --              262.52
          STATE UNEMPLOYMENT - PA EMPLOYEE                    1.88                  --                1.88
          There is no locality ID for P26W
          LOCALITY TAX - YORK TWP SD                         93.76                  --               93.76
          =====================================================================================================
          TOTAL PAYROLL TAX DEDUCTIONS                    10563.29                  --                  --
          TOTAL EMPLOYER LIABILITY                              --             2215.90                  --
          TOTAL TAX LIABILITY                                   --                  --            12779.19
          =====================================================================================================

          AMOUNT TO BE IMPOUNDED FOR TAXES                                                        12779.19




                                                        04/05/2003     04/11/2003
[CERIDIAN LOGO]       11.1                              11             1              TAX: 1
---------------------------------------------------------------------------------------------------------------